SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                November 16, 1999

                               METRIS MASTER TRUST
                            METRIS RECEIVABLES, INC.
                     (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)


        Delaware                    033-99514               41-1810301
(State of Incorporation)     (Commission File Number)     (IRS Employer
                                                           Identification No.)



        600 South Highway 169, Suite 300, St. Louis Park, Minnesota 55426
                    (Address of principal executive offices)


                                 (612) 417-5645
              (Registrant's telephone number, including area code)







                            METRIS RECEIVABLES, INC.
                           Current Report on Form 8-K


Item 7.  Financial Statements and Exhibits

          Ex. 20a Series 1996-1 October Certificateholders' Statement

          Ex. 20b       Series 1997-1 October Certificateholders' Statement

          Ex. 20c       Series 1997-2 October Certificateholders' Statement

          Ex. 20d       Series 1998-2 October Securityholder's  Statement

          Ex. 20e       Series 1998-3 October Securityholder's Statement

          Ex. 20f       Series 1999-1 October Securityholder's Statement

          Ex. 20g       Series 1999-2 October Securityholders's Statement


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            METRIS RECEIVABLES, INC.



                              By
                                 Paul T. Runice
                                 Senior Vice President and Treasurer




Dated:  November 16, 1999